UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): April 16, 2014

IZEA, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-167960	37-1530765
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

480 N. Orlando Avenue, Suite 200 Winter Park, Florida	32789
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (407) 674-6911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR     240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR     240.13e-4(c))

CURRENT REPORT ON FORM 8-K

IZEA, INC.

April 16, 2014

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information set forth under Item 5.07 below is incorporated herein by reference.

Item 5.03.        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 17, 2014, we filed a certificate of amendment to our articles of incorporation to increase the number of authorized shares of our common stock to 200,000,000 shares from 100,000,000 shares. The amendment was adopted by stockholders holding a majority of our outstanding shares of common stock by written consent on April 16, 2014. A copy of the certificate of amendment is attached hereto as Exhibit 3.1 and incorporated herein in its entirety by reference.

Item 5.07.        Submission of Matters to a Vote of Security Holders.
The information set forth under Item 5.03 above is incorporated herein by reference.

On April 16, 2014, stockholders holding a majority of our outstanding shares of common stock, upon previous recommendation and approval of our Board of Directors, adopted the IZEA, Inc. 2014 Employee Stock Purchase Plan (the “ESPP”) and reserved 1,500,000 shares of our common stock for issuance thereunder. Any employee regularly employed by our Company for 90 days or more on a full-time or part-time (20 hours or more per week on a regular schedule) basis will be eligible to participate in the ESPP. The ESPP will operate in successive six (6) month offering periods commencing at the beginning of each fiscal year half. Each eligible employee who has elected to participate may purchase up to 10% of their annual compensation in stock not to exceed $21,250 annually or 20,000 shares per offering period. The purchase price will be the lower of (i) 85% of the fair market value of a share of common stock on the 1st trading day of the offering period or (ii) 85% of the fair market value of a share of common stock on the last trading day of the offering period. The ESPP will continue until January 1, 2024, unless otherwise terminated by the Board.

The stockholders also approved an amendment to IZEA's 2011 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 8,386,285 shares, to a new total of 20,000,000 shares and also approved minor revisions in certain definitions and vesting terms under the 2011 Equity Incentive Plan.

The foregoing summary descriptions of the amended 2011 Equity Incentive Plan and terms of the Company's ESPP are qualified in their entirety by reference to the full text of both plans, a copy of which is attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein in their entirety by reference.

Item 9.01.	Financial Statements and Exhibits

(d)   Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Articles of Incorporation filed with the Secretary of State of the State of Nevada on April 17, 2014.
10.1	Amended and Restated 2011 Equity Incentive Plan as of April 16, 2014.
10.2	2014 Employee Stock Purchase Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IZEA, INC.

Date: April 18, 2014	By:/s/ Edward H. (Ted) Murphy Edward H. (Ted) Murphy President and Chief Executive Officer